Exhibit 99.1

WABCO Shareholders Approve ZF Friedrichshafen Acquisition

BERN, Switzerland, June 27, 2019 – WABCO Holdings (“WABCO”) (NYSE: WBC), a leading global supplier of technologies and services that improve the safety, efficiency and connectivity of commercial vehicles, today welcomed the decision by its shareholders to approve the company’s acquisition by ZF Friedrichshafen AG (“ZF”), a privately held global technology company and systems supplier for passenger cars, commercial vehicles and industrial technology.

At a special meeting of WABCO’s shareholders held today in New York, holders representing 68.44% of the Company’s shares outstanding voted in favor of adopting the proposed merger agreement. Overall, 71.97% of WABCO’s shareholders participated in the vote.

Under the agreement, ZF will acquire all outstanding shares of WABCO for $136.50 per share in an all-cash transaction for an equity value of over $7 billion.

Jacques Esculier, Chairman and CEO of WABCO, said, “We are very pleased that WABCO’s shareholders have supported our merger plans recognizing that the ZF transaction offers a compelling strategic fit to advance the requirements of our industry, while also providing certainty of value and liquidity for our shareholders.”

The proposed merger remains subject to further customary closing conditions and regulatory approvals. ZF and WABCO continue to expect to close the transaction in early 2020. This merger will bring together two global technology leaders serving OEMs and fleets in the automotive and commercial vehicle industry, combining WABCO’s capabilities in commercial vehicle safety and efficiency, including technologies involved in vehicle dynamics control, active air suspension systems, and fleet management systems with ZF’s leading position in mobility technologies for cars and commercial vehicles.

About WABCO

WABCO (NYSE: WBC) is the leading global supplier of braking control systems and other advanced technologies that improve the safety, efficiency and connectivity of commercial vehicles. Originating from the Westinghouse Air Brake Company founded nearly 150 years ago, WABCO is powerfully “Mobilizing Vehicle Intelligence” to support the increasingly autonomous, connected and electric future of the commercial vehicle industry. WABCO continues to pioneer innovations to address key technology milestones in autonomous mobility and apply its extensive expertise to integrate the complex control and fail-safe systems required to efficiently and safely govern vehicle dynamics at every stage of a vehicle’s journey – on the highway, in the city and at the depot. Today, leading truck, bus and trailer brands worldwide rely on WABCO’s differentiating technologies. Powered by its vision for accident-free driving and greener transportation solutions, WABCO is also at the forefront of advanced fleet management systems and digital services that contribute to commercial fleet efficiency. In 2018, WABCO reported sales of over $3.8 billion and has more than 16,000 employees in 40 countries. For more information, visit www.wabco-auto.com.

WABCO European media contact

Nina Friedmann, +49 69 719 168 171, wabco@klenkhoursch.de

WABCO U.S. media contacts

Kathleen Deveny +1 212 521 4896, kathy.deveny@kekstcnc.com

Ruth Pachman +1 212 521 4891, ruth.pachman@kekstcnc.com

WABCO investors and analysts contact

Sean Deason, +1 248 270 9287, investorrelations@wabco-auto.com

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (2) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (5) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (6) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (7) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (8) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (9) risks related to diverting management’s attention from the Company’s ongoing business operations; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive proxy statement that was filed with the SEC on May 20, 2019 in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

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